                          FIRST AMENDMENT
                                TO
                         CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT"), dated effective as of April 14, 1997 or, with respect to the amendments to SECTIONS 10.1, 10.2, 10.3 and 10.4 of the Credit Agreement (as hereinafter defined) and the addition of SECTION 10.5 to the Credit Agreement as referred to in Sections 2.15, 2.16, 2.17, 2.18 and 2.19 of this Amendment and the amendments to the defined terms and definitions thereof referred to in such SECTIONS 10.1, 10.2, 10.3, 10.4 and 10.5 as referred to in SECTION
2.1 of this Amendment, effective as of January 1, 1997, is among PARACELSUS HEALTHCARE CORPORATION, a California corporation (the "BORROWER"), each of the banks or other lending institutions which is a party to the Credit Agreement (as hereinafter defined) (individually, a "LENDER" and, collectively, the "LENDERS") and is a signatory to this Amendment, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as lead agent for the Lenders (the "AGENT"), BANQUE PARIBAS, a bank organized and existing under the laws of the Republic of France, as documentation agent for the Lenders (the "DOCUMENTATION AGENT"),
NATIONSBANK OF TEXAS, N.A., a national banking association, as managing agent for the Lenders (the "MANAGING AGENT") and CREDIT LYONNAIS NEW YORK BRANCH and TORONTO-DOMINION (TEXAS), INCORPORATED, as co-agents for the Lenders (the "CO-AGENTS").

                             RECITALS:

     A. The Borrower, the Lenders, the Agent, the Documentation Agent, the Managing Agent and the Co-Agents previously executed or otherwise became parties to that certain Credit Agreement dated as of August 16, 1996 (the "CREDIT AGREEMENT") pursuant to which the Lenders extended to the Borrower a reducing revolving credit facility in the maximum aggregate principal amount of $400,000,000 (inclusive of a $40,000,000 sublimit for letters of credit).

     B. The parties hereto desire (i) to amend the Credit Agreement to reduce the Revolving Credit Loans Commitments to $200,000,000 in aggregate principal amount and in several other respects and (ii) to provide a waiver of certain provisions of the Credit Agreement, all as provided in this Amendment.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto (which shall include the Required Lenders) hereby agree as follows:

                             ARTICLE 1

                            DEFINITIONS

     Section 1.1 DEFINITIONS. All defined terms used in this Amendment but not defined herein shall have the meanings therefor set forth in the Credit Agreement as amended by this Amendment.

                             ARTICLE 2

                            AMENDMENTS

     Section   2.1  AMENDED  AND  RESTATED  DEFINITIONS.    The   following
definitions set forth in SECTION 1.1 of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

          " 'ADJUSTED EBITDA' means, on a consolidated basis without duplication for the Borrower and its Subsidiaries, the sum of (a) income before taxes and extraordinary items and cumulative effect of a change in accounting (inclusive of minority interest income and expense), plus interest expense, plus depreciation expense, plus amortization expense, in each case (subject to the proviso below) measured on a twelve (12) month basis and calculated as of the last day of the fiscal quarter most recently ended, minus (b) the actual cash losses during such period referred to in CLAUSE (A) preceding related to the capitated contract between Paracelsus PHC Regional Hospital, Inc. and FHP, Inc. (and its successor company); PROVIDED, HOWEVER, that any determination of the amounts set forth in CLAUSE (A) or (B) preceding made prior to December 31, 1997 shall be calculated on an annualized basis based upon the number of days then ended during 1997 and a 365 or 366 day year, as applicable (for example, any determination of amounts for the period ending June 30, 1997 shall be calculated based upon the amounts for the period from January 1, 1997 through and including June 30, 1997, multiplied by a fraction, the numerator of which is the number of days in 1997 and the denominator of which is the number of days during such period)."

          " 'APPLICABLE MARGIN' means, for any date, and subject to the limitations contained in SECTION 13.11, the rate per annum for Base Rate Loans or Eurodollar Loans, as applicable, set forth for such date (by reference to the applicable period which includes such date) in the following table; PROVIDED, HOWEVER, THAT, notwithstanding anything to the contrary contained in this Agreement, in no event shall the Applicable Margin exceed the maximum rate that would permit compliance with SECTION
13.11 and, after taking into account the true principal balance of the Obligations outstanding from time to time and all amounts which constitute interest under applicable law, if the Applicable Margin as set forth in the following table would at any time result in the amount of interest on the Obligations contracted for in the Loan Documents exceeding the maximum amount permitted by law or would otherwise not permit compliance with

SECTION 13.11, then the Applicable Margin shall be, IPSO FACTO and under any and all circumstances, limited and reduced for each Lender to such rate so that the rate and amount of interest on the Obligations contracted for in the Loan Documents do not at any time exceed the Maximum Rate and maximum amount permitted by law and shall otherwise comply with
SECTION 13.11:

Period                                              Applicable Margin
------                                       ----------------------------------
						              EURODOLLAR LOANS    BASE RAGE LOANS
 							         -----------------   ---------------

August 16, 1996, through and including
 April 13, 1997                            2.00%                0.75%

April 14, 1997, through and including
 June 30, 1997         		                  2.50%                1.25%

July 1, 1997, through and including
 July 31, 1997                         	   3.00%                1.75%

August 1, 1997, through and including
 August 31, 1997                       	   3.50%                2.25%

September 1,1997,through and including
 September 30, 1997                    	   4.00%                2.75%

October 1, 1997, through and including
 October 31, 1997                      	   4.50%                3.25%

November 1, 1997, through and including
 November 30, 1997                     	   5.00%                3.75%

December 1, 1997, through and including
 December 31, 1997                     	   5.50%                4.25%

January 1, 1998, through and including
 January 31, 1998                      	   6.00%                4.75%

February 1, 1998, through and including
 February 28, 1998                     	   6.50%                5.25%

March 1, 1998, through and including
 March 31, 1998                       		   7.00%                5.75%

April 1, 1998, through and including
 April 30, 1998                				        7.50%                6.25%

May 1, 1998, through and including
 May 31, 1998                  				        8.00%                6.75%

June 1, 1998, through and including
 June 30, 1998                 				        8.50%                7.25%

July 1, 1998, through and including
 July 31, 1998                  			        9.00%                7.75%

August 1, 1998, through and including
 August 31, 1998                    				   9.50%                8.25%

September 1, 1998, and at all times
 thereafter               			             10.00%               8.75%

The Borrower acknowledges and agrees that the Applicable Margin for the period from the Closing Date through and including April 13, 1997, as set forth in the table above is consistent with the Applicable Margin set forth in the Agreement prior to giving effect to the First Amendment based upon the restated financial statements of the Borrower and its consolidated Subsidiaries. Notwithstanding anything to the contrary contained in SECTION 13.10, this definition may be amended to provide that the Applicable Margin is not less than the rates specified in the definition of the term 'Applicable Margin' in the Agreement as in effect prior to the First Amendment by written agreement of only the Required Lenders and the Borrower."

          " 'EBITDA' means, on a consolidated basis without duplication for any Person and its consolidated Subsidiaries, the sum of (a) income before taxes and extraordinary items (inclusive of minority interest income and expense), plus interest expense, plus depreciation expense, plus amortization expense, in each case (subject to the proviso below) measured on a twelve (12) month basis and calculated as of the last day of the fiscal quarter most recently ended, plus (b) with respect to any operations acquired by such Person or a
Subsidiary of such Person during such period referred to in CLAUSE (A) preceding, the EBITDA of such operations (as calculated pursuant to (a) above) for the portion of such period prior to the respective date of acquisition, plus
(c) EBITDA demonstrated and certified by such Person, to the reasonable satisfaction of the Agent, as attributable to newly acquired businesses during such period referred to in CLAUSE
(A) preceding; PROVIDED, HOWEVER, that any determination of the amounts set forth in CLAUSES (A), (B) AND (C) preceding made prior to December 31, 1997 shall be calculated on an annualized basis based upon the number of days then ended during 1997 and a 365 or 366 day year, as applicable (for example, any determination of amounts for the period ending June 30, 1997 shall be calculated based upon the amounts for the period from January 1, 1997 through and including June 30, 1997, multiplied by a fraction, the numerator of which is the number of days in 1997 and the denominator of which is the number of days during such period)."

          " 'EXCLUDED SUBSIDIARIES' means as follows:

               (a)  any Subsidiary of  the  Borrower identified
on SCHEDULE 1.1(A) hereto, including, but not limited to any Subsidiary which is a partnership or owns a partnership interest, if (but only if) at all times (x) the book value of the total Property of such Subsidiary is less than five percent (5%) of the book value of the total Property of the Borrower (determined on a consolidated basis for the Borrower and all of its Subsidiaries) and such Subsidiary's EBITDA does not exceed five percent (5%) of the Adjusted EBITDA of the Borrower (determined on a consolidated basis for the Borrower and all of its Subsidiaries), and (y) the aggregate book value of the total Property of all Excluded Subsidiaries of the Borrower and the aggregate EBITDA for all Excluded Subsidiaries of the Borrower at no time exceeds five percent (5%) of the book value of the total Property of the Borrower (determined on a consolidated basis for the Borrower and all of its Subsidiaries) or five percent (5%) of the Adjusted EBITDA of the Borrower (determined on a consolidated basis for the Borrower and all of its Subsidiaries), respectively, PROVIDED, HOWEVER, that the Subsidiaries of the Borrower identified on
SCHEDULE 1.1(A) hereto shall, whether or not the other requirements set forth in this CLAUSE (A) preceding are satisfied, constitute Excluded Subsidiaries for the period (and only for the period) from the Closing Date through and including June 15, 1997.

               (b)  In  addition,  the  following  are Excluded
Subsidiaries:

(i)   DHHS;

(ii)  Metropolitan Hospital, L.P.;

(iii) Monrovia   Community   Hospital,   a   California
       limited partnership;

(iv)  PHC Funding Corp.;

(v)   Hospital   Assurance   Company,   Ltd.,   a  Cayman
       Island corporation;

(vi)  IV Care, L.P.;

(vii) To   be   formed  partnership  of  Psychiatric
        Healthcare Corporation of Louisiana and a subsidiary of Community Health Services, Inc.; and

(vii) Lincoln  Community  Medical,   L.L.C.   and   Los
        Angeles Community Hospital, L.L.C.

          " 'FIXED CHARGE COVERAGE RATIO' means, on a consolidated basis without duplication for the Borrower and its Subsidiaries, as of the end of any fiscal quarter and in each case (subject to the proviso below) measured on a twelve (12) month basis and calculated as of the last day of such fiscal quarter, the ratio of (a) the sum of (i) Adjusted EBITDA, plus
(ii) operating lease payments (to the extent treated as an expense and deducted from Adjusted EBITDA), minus (iii) federal and state income taxes paid in cash, minus (iv) the lesser of Maintenance Capital Expenditures or actual Capital Expenditures (exclusive of Capital Lease Obligations), to (b) the sum of (w) Interest Expense, plus (x) Operating Lease payments (to the extent treated as an expense and deducted from Adjusted EBITDA), plus (y) all scheduled payments of principal with respect to any Debt; PROVIDED, HOWEVER, that any determination of the amounts set forth in CLAUSES (A) and (B) preceding made prior to December 31, 1997 shall be calculated on an annualized basis based upon the number of days then ended during 1997 and a 365 or 366 day year, as applicable (for example, any determination of amounts for the period ending June 30, 1997 shall be calculated based upon the amounts for the period from January 1, 1997 through and including June 30, 1997, multiplied by a fraction, the numerator of which is the number of days in 1997 and the denominator of which is the number of days during such period)."

          " 'HISTORICAL 10-K FINANCIAL STATEMENTS' means the audited consolidated statements of operations and statements of cash flow of the Borrower and its consolidated Subsidiaries for the fiscal year ended December 31, 1994, 1995 and 1996 and the audited consolidated balance sheets of the Borrower and its consolidated Subsidiaries as of December 31, 1995 and 1996, in each case as included in the Borrower's Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 15, 1997 for the fiscal year ended December 31, 1996 which, among other things, restate certain financial statements of the Borrower and its consolidated Subsidiaries."

          " 'MAINTENANCE CAPITAL EXPENDITURES' means an amount equal to three percent (3%) of the net revenues of the Borrower and its Subsidiaries (and, in the case of any partnership or joint venture, 3% of its net revenues multiplied by the
Borrower's or any of its Subsidiary's right to receive distributable cash flow) determined in accordance with GAAP for the twelve (12) months ended on the last day of the fiscal quarter most recently ended; PROVIDED, HOWEVER, that any determination of Maintenance Capital Expenditures for a period prior to December 31, 1997 shall be calculated on an annualized basis based upon such net revenues during the number of days then ended during 1997 and a 365 or 366 day year, as applicable (for example, any determination of Maintenance Capital Expenditures for the period ending June 30, 1997 shall be calculated based upon such net revenues for the period from January 1, 1997 through and including June 30, 1997, multiplied by a fraction, the numerator of which is the number of days in 1997 and the denominator of which is the number of days during such period)."

          " 'NET PROCEEDS' means, with respect to any Asset Disposition, Dispute Resolution or Income Tax Refund (as applicable) (a) the gross proceeds received (whether actually or constructively) by the Borrower or any of its Subsidiaries from such Asset Disposition, Dispute Resolution or Income Tax Refund (including, without limitation, cash or notes), MINUS
(b) the amount, if any, of all taxes paid or payable by the Borrower or any of its Subsidiaries directly resulting from such Asset Disposition, Dispute Resolution or Income Tax Refund (including the amount, if any, estimated by the Borrower in good faith at the time of such Asset Disposition, Dispute Resolution or Income Tax Refund for taxes payable by the Borrower or any of its Subsidiaries on or measured by net income or gain resulting from such Asset Disposition, Dispute Resolution or Income Tax Refund), MINUS (c) the reasonable out-of-pocket costs and expenses (or, if not readily determinable, the Borrower's good faith estimate thereof) incurred by the Borrower or such Subsidiary in connection with such Asset Disposition, Dispute Resolution or Income Tax Refund (including reasonable brokerage fees paid to a Person other than an Affiliate of the Borrower) excluding any fees or expenses paid to an Affiliate of the Borrower. 'NET PROCEEDS' with respect to any Asset Disposition shall also include proceeds (after deducting any amounts specified in CLAUSES (B) and (C) of the preceding sentence) of insurance with respect to any actual or constructive loss of Property, or an agreed or compromised loss of Property or the taking of any Property under the power of eminent domain and condemnation awards and awards in lieu of condemnation for the taking of Property under the power of eminent domain, except such proceeds and awards as are released to and used by the Borrower in accordance with SECTION 8.5. In no event shall any item be included in "Net Proceeds" in respect of any joint venture or partnership to the extent it shall exceed the Borrower's direct or indirect share of the earnings from such joint venture or partnership."

          " 'PRO FORMAS' means the unaudited, summary consolidated balance sheet and income statement of the Borrower and its consolidated Subsidiaries, adjusted for losses at Paracelsus PHC Regional Medical Center, Inc., for fiscal year 1997, which the Borrower delivered to the Agent and the Lenders on or about April 14, 1997."

          " 'PROJECTIONS' means the Borrower's forecasted consolidated balance sheet and income statement, together with appropriate supporting details and a statement of underlying assumptions, for fiscal year 1997, which the Borrower delivered to the Agent and the Lenders on or about April 14, 1997."

          " 'REVOLVING CREDIT LOANS COMMITMENT' means, as to any Lender, the obligation of such Lender to make or continue Revolving Credit Loans and incur or participate in Letter of Credit Liabilities hereunder in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Lender on SCHEDULE 1.1(E) hereto under the heading "Revolving Credit Loans Commitment" or, if such Lender is a party to an Assignment and Acceptance, the amount set forth in the most recent Assignment and Acceptance of such Lender, as the same may be reduced or terminated pursuant to SECTIONS 2.7, 2.13 or 11.2, and 'REVOLVING CREDIT LOANS COMMITMENTS' means such obligations of all Lenders; PROVIDED, HOWEVER, that the Revolving Credit Loans Commitments shall be permanently reduced by $50,000,000 on each of August 15, 1999 and August 15, 2000 and such reductions pursuant to this proviso shall be applied ratably to the respective Commitment of each Lender in accordance with its respective Commitment Percentage. As of April 14, 1997, the aggregate principal amount of the Revolving Credit Loans Commitments is $200,000,000.

          "  'REVOLVING   CREDIT  LOANS  MATURITY  DATE'  means
August 1, 2001."

          " 'SENIOR LEVERAGE RATIO' means, as of any date, the ratio of (a) Total Debt, including Letter of Credit Liabilities, less Subordinated Debt, to (b) Adjusted EBITDA for the twelve (12) months ending with the last day of the fiscal quarter most recently ended, PROVIDED, HOWEVER, that any determination of Adjusted EBITDA made prior to December 31, 1997, shall be calculated on an annualized basis based upon the number of days then ended during 1997 and a 365 or 366 day year, as applicable (for example, any determination of Adjusted EBITDA for the period ending June 30, 1997 shall be calculated based upon the amounts for the period from January 1, 1997 through and including June 30, 1997, multiplied by a fraction, the numerator of which is the number of days in 1997 and the denominator of which is the number of days during such period)."

     Section  2.2  NEW  DEFINITIONS.  SECTION 1.1 of the Credit
Agreement is hereby amended by the addition of the following new terms and definitions, which terms and definitions shall appear in alphabetical order in such SECTION 1.1:

          "   'DISPUTE   RESOLUTION'   means   the  settlement,
determination or other resolution (whether formal or informal, or in whole or in part) of or with respect to any litigation, cause of action, claim, controversy or dispute."

          " 'FIRST AMENDMENT' means that certain First Amendment to Credit Agreement dated as of April 14, 1997, executed by the Borrower, the Required Lenders, the Agent, the Documentation Agent, the Managing Agent and the Co-Agents."

          " 'INCOME TAX REFUND' means any refund or other amount paid to a payor of any income taxes of any nature in respect of income taxes of any nature previously paid by such payor."

     Section 2.3 COMMITMENTS; USE OF PROCEEDS. SECTION 2.1 of the Credit Agreement is hereby amended to add a new SUBSECTION
(D)  thereto immediately following SUBSECTION  (C),  which  new
SUBSECTION (D) shall read in is entirety as follows:

          "(d) Notwithstanding anything to the contrary contained in this Agreement, the right of the Borrower to borrow or reborrow any Loans, and the obligations of the Lenders to make any Loans, shall be subject to the conditions that (i) the aggregate amount of the Outstanding Credit that has been used and, after given effect to the making of the requested Loan or issuance of the requested Letter of Credit (as applicable), will be used for any purposes other than to finance (or otherwise for) Permitted Acquisitions shall not exceed, in aggregate amount at any time outstanding, the remainder of (A) $180,000,000 minus (B) the sum of the Net Proceeds of Asset Dispositions and the Net Proceeds of Dispute Resolutions received (actually or constructively) by the Borrower or any Subsidiary of the Borrower on or after April 14, 1997, and (ii) the Outstanding Credit that has been used and, after given effect to the making of the requested Loan or issuance of the requested Letter of Credit (as applicable), will be used to finance (or otherwise for) Permitted Acquisitions shall not at any time exceed $20,000,000; PROVIDED, HOWEVER, that, notwithstanding anything to the contrary contained in SECTION 13.10, this SECTION 2.1(D) may be amended (including, without limitation, to increase the Borrower's right to borrow or reborrow Loans up to the amount of the Commitments) by written agreement of only the Required Lenders and the Borrower."

     Section 2.4 ASSET DISPOSITIONS. SECTION 2.7(A) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
          "(a) ASSET DISPOSITIONS. The Borrower shall pay (concurrently with the consummation of each such Asset Disposition) to the Agent, for the benefit of the Lenders, as a prepayment of the Revolving Credit Loans (or, if the Revolving Credit Loans are then paid in full, as cash collateral for any outstanding Letter of Credit Liabilities), an aggregate amount equal to 100% of (i) the Net Proceeds from all Asset Dispositions permitted by SECTION 9.12A(A) and (ii) the Net Proceeds from all Income Tax Refunds, PROVIDED, HOWEVER, that the Net Proceeds of Asset Dispositions of Property that does not constitute Collateral shall not be required to be so paid to the Agent if and to the extent that such proceeds are used by the Borrower, within one year of receipt of such proceeds in cash, to make Investments permitted by SECTION 9.4(B), 9.4(C) or 9.4(D)."

     Section 2.5 USE OF PROCEEDS. SECTION 2.10(A) of the Credit Agreement is hereby amended to add the phrase "(including, without limitation, SECTION 2.1(D))" immediately following the word "Agreement" in the third line of SECTION 2.10(A).

     Section  2.6  COMMITMENT  FEES.   Section 2.11(A)  of  the
Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "(a) The Borrower agrees to pay to the Agent for the account of each Lender a commitment fee (the 'COMMITMENT FEE') on the daily average unused or unfunded amount of such Lender's Revolving Credit Loans Commitment, for the period from and including the Closing Date to and including the Revolving Credit Loans Maturity Date, at the rate per annum equal to one-half of one percent (0.50%), which accrued commitment fees shall be payable in arrears on each Quarterly Date beginning on September 30, 1996 and on the Revolving Credit Loans Maturity Date."

     Section 2.7 DRAWINGS UNDER LETTERS OF CREDIT. The first sentence of SECTION 2.14(E) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
"Upon receipt from the beneficiary of any Letter of Credit of any demand for payment or other drawing under such Letter of Credit, the Issuing Bank shall promptly notify the Borrower, the Agent and each Lender as to the amount to be paid as a result of such demand or drawing and the respective payment date."

     Section   2.8  COLLATERAL.   SECTION  5.1  of  the  Credit
Agreement is hereby amended and restated to read in its entirety as follows:

          "Section 5.1 COLLATERAL. To secure the full and complete payment and performance of the Obligations (or, with respect to any Lien granted by any Subsidiary of the Borrower in accordance with CLAUSE (B) succeeding, to secure the full and complete payment and performance of all indebtedness, liabilities and obligations of each Subsidiary Guarantor under its Guarantee of the Obligations), (a) the Borrower will, and will cause each of the Subsidiary Pledgors to, grant to the Agent for the benefit of the Agent and the Lenders a perfected, first priority Lien on all of its right, title and interest in and to all Capital Stock of the Subsidiaries of the Borrower that are corporations (except for Excluded Subsidiaries) owned by the Borrower or any Subsidiary (except for Excluded Subsidiaries) of the Borrower, whether now owned or hereafter acquired, pursuant to the Security Documents and (b) subject to the succeeding provisions of this SECTION 5.1, the Borrower will, and will cause each of its Subsidiaries to, at any time and from time to time on or after April 14, 1997, and promptly upon (and, in any event unless the Agent and the Required Lenders otherwise agree, within ten (10) Business Days after) any written request of the Agent or the Required Lenders delivered to the Borrower, grant to the Agent for the benefit of the Agent and the Lenders a perfected, first priority Lien (subject only to Permitted Liens, if any, which are, in accordance with this Agreement, expressly permitted to have priority over such Liens) on all of its right, title and interest in and to any one or more of the real Properties (or interests therein) and tangible personal Properties located thereon or used in connection therewith, whether now owned or hereafter acquired, of the Borrower and/or its Subsidiaries as may be so requested and selected by the Agent and the Documentation Agent, which Liens shall be granted pursuant to and evidenced and accompanied by such agreements, documents or instruments consistent with this Agreement as the Agent and the Documentation Agent or the Required Lenders may reasonably request. In connection with the execution of any agreement, document or instrument referred to in CLAUSE (B) of the immediately succeeding sentence which creates or evidences a Lien on any real Property or any interest therein, the Borrower will, or will cause its appropriate Subsidiary to, as applicable, deliver or cause to be delivered to the Agent each of the following which may be requested by the Agent or the Documentation Agent at any time or from time to time, each of which will be in form and substance reasonably satisfactory to the Agent and the Documentation Agent and all of which shall be delivered to the Agent promptly upon (and, in any event, unless the Agent otherwise agrees, within sixty (60) days after) such request:

               (i) a commitment for a mortgagee policy of title insurance (or, if such insurance is not available in the jurisdiction in question, a title opinion issued by a law firm satisfactory to the Agent) issued in the name of the Agent for and on behalf of the Lenders insuring that such Lien is valid and enforceable and of the required priority, which insurance shall be in an amount reasonably acceptable to the Agent (but not to exceed the estimated fair market value of the Property affected by such Lien) and, as soon as practical thereafter, a mortgagee policy of title insurance issued in accordance with such commitment;

               (ii) an appraisal of such real Property issued by an appraiser reasonably acceptable to the Agent which complies with Title XI - Real Estate Appraisal Reform, Amendments to the Financial Institution Reform, Recovery and Enforcement Act of 1989 and all other regulatory requirements of the Lenders;

               (iii)   a   reasonably   current   environmental
assessment of such real Property;

               (iv) a  reasonably current survey of  such  real
Property;

               (v) information relating to zoning affecting such real Property; and

               (vi) with respect to any such real Property which is a leasehold interest, waivers of landlords' Liens and other agreements of landlords and their lenders as may be feasible to obtain and copies of relevant lease agreements.

Notwithstanding  anything  to the contrary  contained  in  this
SECTION 5.1, if, after the receipt of all required agreements, documents and instruments (including without limitation mortgagee's policies of title insurance (or title opinions) and appraisals) referred to in this SECTION 5.1 preceding, the Agent possesses valid and enforceable Liens affecting real Properties, and related tangible personal Properties, which have a collateral value (based, as to the real Properties, upon the appraised fair market value of the real Properties affected thereby) of in excess of 133% of the aggregate principal amount of the Commitments, then, promptly upon any written request of the Borrower made at any time and from time to time thereafter, the Agent will, at the expense of the Borrower, execute such agreements, documents and instruments as the Borrower may reasonably request to release certain of such Liens as are selected by the Agent (PROVIDED, HOWEVER, that the Agent shall be obligated, subject to the Borrower's compliance with SECTION 2.7(A), to release its Liens affecting Properties being sold pursuant to a permitted Asset Disposition as provided in SECTION 9.12B) and the Documentation Agent such that, after giving effect, to such release or releases, such Collateral value equals but does not exceed 133% of the aggregate principal amount of the Commitments. Notwithstanding anything to the contrary contained in this SECTION 5.1, the Borrower's failure to deliver, or to cause any Subsidiary to deliver, (A) any of the agreements, documents or instruments referred to in CLAUSE (B) preceding which evidence or create a Lien on any leasehold interest within ten (10) Business Days after request as provided in this SECTION 5.1 preceding or (B) any agreements, documents or instruments referred to in CLAUSES
(I), (II), (III), (IV), (V) or (VI) of this SECTION 5.1 preceding within sixty (60) days after request as provided in this SECTION 5.1 preceding, shall not constitute a Default or an Event of Default if (but only if) (1) such failure is due to the practical inability (for whatever reason) of the Borrower or such Subsidiary to so comply notwithstanding the best efforts of the Borrower and its Subsidiaries to so comply, and

(2) the Borrower and its Subsidiaries continue to use their best efforts to promptly deliver all of such agreements, documents and instruments referred to in this SECTION 5.1."

     Section 2.9 FINANCIAL STATEMENTS.  SECTION  7.2(A)  of the
Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "Section 7.2 FINANCIAL STATEMENTS.

          (a)  The   Borrower   has   delivered  to  the  Agent
(i) audited consolidated statements of operations and statements of cash flow of the Borrower for the fiscal year ended December 31, 1994, 1995 and 1996 and audited consolidated balance sheets of the Borrower as of December 31, 1995 and 1996, in each case as included in the Borrower's Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the fiscal year of the Borrower ended December 31, 1996, (ii) audited consolidated statements of operations and statements of cash flow of CHC for the fiscal years ended December 31, 1993, 1994 and 1995, and (iii) audited consolidated balance sheets of CHC as of December 31, 1994 and 1995. To the Borrower's knowledge, such financial statements are true and correct, have been prepared in accordance with GAAP and fairly and accurately present the financial condition of the Borrower and its consolidated Subsidiaries and CHC and its consolidated Subsidiaries as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. There has not occurred, as of any date after December 31, 1996, with respect to the Borrower and its consolidated Subsidiaries, any material adverse change in the business, condition (financial or otherwise), operations, prospects or Properties of the Borrower and its consolidated Subsidiaries since December 31, 1996, as reflected in the restated, audited financial statements of the Borrower and its consolidated Subsidiaries as of and for the fiscal year ended December 31, 1996 as included in the Borrower's Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the fiscal year of the Borrower ended December 31, 1996."

     Section  2.10  DISCLOSURE.   SECTION  7.14  of  the Credit
Agreement is hereby amended and restated to read in its entirety as follows:

          "Section 7.14 DISCLOSURE. Except as otherwise agreed to in writing by the Required Lenders pursuant to the First Amendment, no written statement, information, report, representation or warranty made to the Agent or any Lender by any Loan Party in any Loan Document or furnished to the Agent or any Lender by any Loan Party in connection with the Loan Documents or any transaction contemplated hereby or thereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein in light of the circumstances in which they were made not misleading as of the respective dates thereof. No material adverse change has occurred with respect to the financial condition, business, operations, capitalization, liabilities or prospects of Borrower and its Subsidiaries taken as a whole since December 31, 1996."

     Section 2.11 REPORTING REQUIREMENTS.   SECTION  8.1 of the
Credit Agreement is hereby amended as follows:

          (a) SECTION 8.1(B) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
               "(b) QUARTERLY FINANCIAL STATEMENTS. As soon as available, and in any event within forty-five (45) days after the end of each fiscal quarter of each fiscal year of the Borrower or, with respect to the last fiscal quarter, within one hundred twenty (120) days after the end of such fiscal quarter, beginning with the fiscal quarter ending March 31, 1997, a copy of an unaudited financial report of the Borrower and its consolidated Subsidiaries as of the end of such fiscal quarter and for the fiscal year or the portion of the fiscal year then ended (as applicable) containing, on a consolidated and consolidating (with respect to balance sheets and statements of income and retained earnings only) basis, balance sheets and statements of income, retained earnings and cash flow, in each case (with respect to consolidated financial information only) setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail certified by a Responsible Officer of the Borrower to have been prepared in accordance with GAAP and to fairly and accurately present (subject to year-end audit adjustments) the financial condition and results of operations of the Borrower and its consolidated Subsidiaries, on a consolidated and consolidating basis, at the date, and for the periods indicated therein;";

          (b) SECTION 8.1(C) of the Credit Agreement is hereby amended (i) to add the phrase "and, with respect to CLAUSE (I) succeeding, SECTION 8.1(O)" immediately following the phrase "SECTIONS 8.1(A) and 8.1(B)" in the second line of CLAUSE (C) of SECTION 8.1, (ii) to delete the word "and" at the end of CLAUSE (I) of SECTION 8.1(C) and replace such word with a comma, and (iii) to add the following phrase immediately following CLAUSE (II) of SECTION 8.1(C): "and (iii) showing in reasonable detail a reconciliation of the actual losses during such fiscal quarter related to the capitated contract between Paracelsus PHC Regional Hospital, Inc. and FHP, Inc. (and its successor company) and the reduction in the loss contract reserve related thereto recorded as a liability of the Borrower as of December 31, 1996, as shown on the Borrower's balance sheet as of the end of such fiscal quarter";

          (c)  the  word  "and"  at  the  end  of CLAUSE (M) of
SECTION 8.1 is deleted;

          (d)  the period at the end of CLAUSE (N)  of  SECTION
8.1 is deleted and replaced by a semicolon;

          (e)  a new CLAUSE (O) is hereby added to SECTION  8.1
immediately  succeeding CLAUSE (N) of SECTION 8.1, which CLAUSE

(O) shall read in its entirety as follows:

               "(o) MONTHLY FINANCIAL STATEMENTS. As soon as available, and in any event within forty-five (45) days after the end of each month, beginning with the month ending March 31, 1997, a copy of (i) an unaudited financial report of the Borrower and its consolidated Subsidiaries as of the end of such month and for the portion of the fiscal year then ended Containing, on a consolidated basis, balance sheets and statements of income, retained earnings and cash flow, and (ii) a schedule reflecting the EBITDA and net revenues of the material operating Subsidiaries of the Borrower for such month and the portion of the fiscal year then ended in a format substantially identical to that previously provided to the Lenders and, in the case of CLAUSE (II) preceding, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year (PROVIDED, HOWEVER, that comparative figures for the corresponding period of the preceding fiscal year shall not be required for reports relating to months ending in 1997) and the figures for the then current budget, all in reasonable detail certified by a Responsible Officer of the Borrower to have been prepared in accordance with GAAP and to fairly and accurately present (subject to year-end audit adjustments) the financial condition and results of operations of the Borrower and its consolidated Subsidiaries, on a consolidated basis, at the date, and for the periods indicated therein; and,";

          (f) a new CLAUSE (P) is hereby added to SECTION 8.1 immediately succeeding CLAUSE (O) of SECTION 8.1, which CLAUSE
(P) shall read in its entirety as follows:

               "(p) NOTICES REGARDING SUBORDINATED DEBT. Promptly upon the Borrower's or any Subsidiary's receipt thereof, a true and correct copy of any written notice or other communication (exclusive of immaterial notices or communications of an administerial nature) given by or to the trustee under the New Indenture or any holder of any Subordinated Debt (in such holder's capacity as such) in any way relating to any Subordinated Debt or any agreement, document or instrument evidencing or governing any Subordinated Debt;"

          (g) a new CLAUSE (Q) is hereby added to SECTION 8.1 immediately succeeding CLAUSE (P) of SECTION 8.1, which CLAUSE
(Q) shall read in its entirety as follows:

               "(q) AUDITOR'S MANAGEMENT LETTER. Promptly upon the delivery of such management letter to the Borrower or its management, a copy of the auditor's management letter relating to the audited financial statements referred to in SECTION 8.1(A);" and

          (h)  a new CLAUSE (R)  is hereby added to SECTION 8.1
immediately  succeeding  CLAUSE  (Q)   of  SECTION  8.1,  which
CLAUSE (R) shall read in its entirety as follows:

               "(r)  NOTICES  RELATING  TO   PHC  FUNDING  SALE
DOCUMENTS. Promptly upon the delivery thereof to the Borrower, a copy of (i) each notice or other written communication regarding the occurrence or existence (or alleged occurrence or existence) of any default (no matter how used or defined), event of default (no matter how used or defined), Early Amortization Event or Exclusion Event under the PHC Funding Sale Documents, (ii) each amendment or modification of the PHC Funding Sale Documents and (iii) each waiver relating to the PHC Funding Sale Documents, and promptly upon the occurrence thereof, notice regarding any expiration or termination of the PHC Funding Sale Documents (whether in accordance with their contemplated term or otherwise) or the transactions contemplated thereby."

     Section  2.12  LIMITATION  ON  DEBT.   SECTION 9.1 of  the
Credit Agreement is hereby amended as follows:

          (a)  the  reference  to SECTION 9.12A(D)  in  SECTION
9.01(J)  of the Credit Agreement  is  hereby  amended  to  read
"SECTION 9.12(A)(B)"; and

          (b) the following sentence is hereby added to the end of SECTION 9.1 (immediately following CLAUSE (N) of
SECTION 9.1): "Notwithstanding anything to the contrary contained in this SECTION 9.1, the aggregate of the Debt of the Borrower and its Subsidiaries referred to in CLAUSES (C), (E),
(F) and (M) of this SECTION 9.1 preceding which may be incurred on or after December 31, 1996, shall not exceed $5,000,000 in aggregate amount."

     Section 2.13 LIMITATION ON BUSINESS ACQUISITIONS.  SECTION
9.5 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "Section 9.5 LIMITATION ON BUSINESS ACQUISITIONS. The Borrower will not, and will not permit any of its Subsidiaries (other than DHHS or any other partnership or joint venture) to, make expenditures or incur or assume any obligations, or consent to make expenditures or incur or assume obligations, to make, or otherwise in connection with, Business Acquisitions (including, without limitation, all Capital Lease Obligations, Operating Lease obligations and other indebtedness, liabilities and obligations to be assumed by the Borrower or any of its Subsidiaries and all payments made or to be made for covenants not to compete), except as follows (the acquisitions permitted under this SECTION 9.5 are sometimes referred to herein as "PERMITTED ACQUISITIONS"): (a) expenditures made and obligations incurred or assumed in connection with the acquisitions of the Facilities, health related businesses or related lines of business specified in
SCHEDULE 9.5 hereto as agreed to among the Borrower, the Agent and the Required Lenders in connection with the First Amendment, which expenditures made and obligations incurred or assumed shall not exceed the aggregate amounts therefor specified in SCHEDULE 9.5, and (b) other expenditures made and obligations incurred or assumed in connection with Business

Acquisitions which are approved in writing by the Agent and the Required Lenders prior to the consummation thereof. In connection with each Permitted Acquisition involving $5,000,000 or more in total consideration paid or payable (in whatever form), the Borrower shall have submitted to the Lenders proforma financial statements, based upon projections (based on good faith estimates of the Borrower and its senior management based on assumptions believed to be reasonable at the time made), demonstrating compliance with all financial covenants and agreements of the Borrower pursuant to this Agreement after giving effect to such proposed acquisition, all in form and substance reasonably satisfactory to the Required Lenders. Any acquisition permitted under this SECTION 9.5 shall have been approved by the appropriate officers, or, if required, by the Board of Directors or other governing body, of the company or business to be acquired or holding the assets to be acquired."

     Section  2.14  RESTRICTED  PAYMENTS.  SECTION 9.10 of  the
Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "Section  9.10   RESTRICTED  PAYMENTS.    Except   as
permitted  by  SECTION 9.1, the Borrower will not, and will not
permit   any  of  its   Subsidiaries   (other   than   Excluded
Subsidiaries) to, make any Restricted Payments, except:

               (a) Subject to the subordination provisions relating thereto, the Borrower and its Subsidiaries may make regularly scheduled payments of interest on the Subordinated Notes and on any other Subordinated Debt approved in writing by the Required Lenders;

               (b) The Borrower may pay cash dividends with respect to its Capital Stock previously agreed, on or about December 1994, to be paid in connection with the acquisition of AmeriHealth, Inc. by CHC in an aggregate amount not to exceed $250,000;

               (c)  Subsidiaries   of  the  Borrower  may  make
Restricted   Payments   to   the   Borrower   or   Wholly-Owned
Subsidiaries or Majority-Owned Subsidiaries (in either event other than Excluded Subsidiaries) of the Borrower;

               (d) Subsidiaries of the Borrower that are joint ventures or partnerships as of December 31, 1996, or that are specified on SCHEDULE 9.10 hereto may make Restricted Payments to their joint venturers or partners in accordance with the joint venture agreements or partnership agreements as in effect on December 31, 1996 or, with respect to the joint ventures or partnerships specified on SCHEDULE 9.10, in accordance with the joint venture agreements or partnership agreements which shall have been approved in writing by the Agent;

               (e) The Borrower or any Subsidiary may redeem or repurchase any Equity Interests of the Borrower or any Subsidiary held by any officers, directors or employees of the Borrower (or any of its Subsidiaries) whose employment has been terminated or who have died or become disabled, so long as the aggregate amount of payments for all such redemptions or repurchases in any fiscal year do not exceed $1 million; and

               (f)  The  Borrower  may,  prior  to December 31,
1996, pay a one-time dividend to Park Hospital, GmbH in an amount not to exceed $22,000,000 and may make the payments referred to in SECTION 2.10(A)(II);

PROVIDED, HOWEVER, that no Restricted Payments may be made, except pursuant to CLAUSES (B), (C), (D), (E) and (F) preceding, if a Default exists at the time of such Restricted Payment or would result therefrom, except that the foregoing provision will not be violated by the payment by the Borrower of any dividend within 60 days of the date of declaration thereof if at such date of declaration such payment would have complied with the provisions of this SECTION 9.10."

     Section 2.15 DISPOSITION OF PROPERTY.  SECTION 9.12 of the
Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "A. Except as permitted by SECTION 9.4, the Borrower will not, and will not permit any of its Subsidiaries to, sell, lease, assign, transfer or otherwise dispose of any of its Property, except:

               (a)  the   Asset   Dispositions   specified   in
SCHEDULE 9.12 hereto as agreed to among the Borrower, the Agent
and  the  Required  Lenders  in  connection   with   the  First
Amendment;

               (b) Asset Dispositions by the Borrower or its Subsidiaries to the Borrower or any Wholly-Owned Subsidiary or Majority-Owned Subsidiary of the Borrower other than an Excluded Subsidiary if no Default exists at the time of or will result from such Asset Disposition;

               (c) the sale of accounts receivable under the PHC Funding Sale Documents in an amount sufficient to derive
Net Proceeds of no more than $65,000,000;

               (d) dispositions of Property no longer used or useful in the ordinary course of business; and

               (e)  transfers   otherwise  expressly  permitted
under this Agreement.

          B. In connection with an Asset Disposition permitted under this Section 9.12 of any Properties which constitute Collateral, the Agent hereby agrees to release (and shall have the authority to release without the further consent of any Lenders) such Collateral (at the expense of the Borrower) as may be required to effectuate such permitted Asset Disposition, PROVIDED, HOWEVER, that all Net Proceeds of such Asset Disposition shall be paid to the Agent as required pursuant to SECTION 2.7(A)."

    Section  2.16  COMPENSATION  PAID  TO  AFFILIATES.   A new
SECTION  9.17  is  hereby  added to the Credit Agreement, which
SECTION 9.17 shall read as follows:

          "Section 9.17. COMPENSATION PAID TO AFFILIATES. The Borrower will not, and will not permit any of its Subsidiaries to, pay (or agree to pay), on or after March 31, 1997, compensation for services rendered in whatever form (other than capital stock of the Borrower) (a) to any Affiliate of the Borrower which, when aggregated with compensation paid to all other Affiliates of such Affiliate, exceeds $250,000 in aggregate amount during any fiscal year or (b) to all Affiliates of the Borrower which, in the aggregate, exceeds $1,000,000 during any fiscal year; PROVIDED, HOWEVER, that customary fees and expenses paid to members of the Board of Directors of the Borrower or any of its Subsidiaries for services as a director shall be excluded for purposes of determining compliance with the aforesaid maximum amounts if and to the extent that such fees do not exceed such fees, and such expenses are of the type, paid to any other director of the Borrower or such Subsidiary."

     Section 2.17 PHC FUNDING  SALE  DOCUMENTS.   A new SECTION
9.18  is  hereby  added to the Credit Agreement, which  SECTION
9.18 shall read as follows:

          "Section 9.18. PHC FUNDING SALE DOCUMENTS. Except as may result from the expiration or termination of such program in accordance with its terms, the Borrower and its Subsidiaries will maintain in full force and effect the accounts receivables securitization program as contemplated by the PHC Funding Sale Documents as in effect as of the Closing Date without any material amendment or modification thereto subsequent to the Closing Date which is materially adverse to the Borrower and its Subsidiaries (except as contemplated in the PHC Funding Sale Documents as of the Closing Date)."

     Section  2.18 SENIOR  LEVERAGE  RATIO.   Effective  as  of
January 31, 1997, SECTION 10.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "Section 10.1 SENIOR LEVERAGE RATIO. The Borrower will not permit the Senior Leverage Ratio at the end of any fiscal quarter to exceed, during the following time periods, the following respective ratios:

         CALENDAR YEAR QUARTERS ENDING                   MAXIMUM PERMITTED
         DURING THE FOLLOWING PERIODS                  SENIOR LEVERAGE RATIO
January 1, 1997 through March 31,1997          2.30 to 1.00
April 1, 1997 through June 30, 1997            2.45 to 1.00
July 1, 1997 through September 30, 1997        2.50 to 1.00
October 1, 1997 through December 31, 1997      2.35 to 1.00
January 1, 1998 and at all times thereafter    2.20 to 1.00"

     Section 2.19  MINIMUM  NET WORTH.  Effective as of January
1, 1997, SECTION 10.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "Section 10.2 MINIMUM NET WORTH. As of the close of each fiscal quarter ending on or after December 31, 1996, the Borrower will not permit Net Worth to be less than the sum of
(a) $46,000,000 plus (b) for each quarter on a cumulative basis ending on or after the fiscal quarter ending December 31, 1996 or thereafter, seventy-five percent (75%) of the Borrower's positive net income, if any, plus (c) seventy-five percent (75%) of all net proceeds from any Equity Issuance following the Closing Date."

     Section  2.20  RATIO  OF TOTAL DEBT  TO  ADJUSTED  EBITDA.
Effective as of January 1, 1997,  SECTION  10.3  of  the Credit
Agreement is hereby amended and restated to read in its entirety as follows:

          "Section 10.3 RATIO OF TOTAL DEBT TO ADJUSTED EBITDA. The Borrower will not permit the ratio, calculated as of the end of each fiscal quarter ending during the periods below, of (i) Total Debt to (ii) Adjusted EBITDA for the period then ended, to exceed the ratio set forth below:

                        PERIOD                   RATIO
January 1, 1997 through March 31, 1997           6.70 to 1.00
April 1, 1997 through June 30, 1997              6.50 to 1.00
July 1, 1997 through September 30, 1997          6.50 to 1.00
October 1, 1997 through December 31, 1997        6.25 to 1.00
January 1, 1998 through March 31, 1998           6.00 to 1.00
April 1, 1998 and at all times thereafter        4.00 to 1.00"

     Section 2.21 FIXED CHARGE COVERAGE RATIO.  Effective as of
January 1, 1997, SECTION 10.4 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "Section 10.4 FIXED CHARGE COVERAGE RATIO. The Borrower will not permit the Fixed Charge Coverage Ratio, calculated as of the end of each fiscal quarter ending during the periods below, to be less than the ratio set forth below:

                        PERIOD                   RATIO
January 1, 1997 through March 31, 1998           1.00 to 1.00
April 1, 1998 and at all times thereafter        1.50 to 1.00"

     Section  2.22  MINIMUM  ADJUSTED  EBITDA.  Effective as of
January 1, 1997, a new SECTION 10.5 is hereby added to the Credit Agreement, which SECTION 10.5 shall read in its entirety as follows:

          "Section 10.5 MINIMUM ADJUSTED EBITDA. As of the last day of each fiscal quarter ending on or after December 31, 1996, the Borrower will not permit Adjusted EBITDA, in each case (subject to the proviso below) for the twelve (12) month period then ended, to be less than the amount set forth below, PROVIDED, HOWEVER, that any determination of Adjusted EBITDA made prior to December 31, 1997 shall be calculated on an annualized basis based upon the number of days then ended during 1997 and a 365 or 366 day year, as applicable (for example, any determination of Adjusted EBITDA for the period ending June 30, 1997 shall be calculated based upon the amounts for the period from January 1, 1997 through and including June 30, 1997, multiplied by a fraction, the numerator of which is the number of days in 1997 and the denominator of which is the number of days during such period)."

         CALENDAR YEAR QUARTERS ENDING                   MINIMUM PERMITTED
         DURING THE FOLLOWING PERIODS                     ADJUSTED EBITDA
January 1, 1997 through March 31,1997          $78,700,000
April 1, 1997 through June 30, 1997            $79,900,000
July 1, 1997 through September 30, 1997        $79,900,000
October 1, 1997 through December 31, 1997      $81,400,000
January 1, 1998 through March 31, 1998         $82,900,000
April 1, 1998 and at all times thereafter      $100,000,000"

     Section 2.23  EVENTS  OF  DEFAULT.   SECTION  11.1  of the
Credit Agreement is hereby amended as follows:

          (a)  CLAUSE   (M)  of  SECTION  11.1  of  the  Credit
Agreement is hereby amended and restated to read in its entirety as follows:

               "(m) If, at any time, (i) the subordination provisions of any of the Subordinated Notes, the Indentures or any other Subordinated Debt Documents shall be invalidated or shall otherwise cease to be in full force and effect or (ii) any Restricted Payment, as defined in CLAUSE (C) of the definition of such term, of principal shall be made with respect to any Subordinated Debt except as may be expressly permitted by SECTION 9.10;"; and

          (b)  a new CLAUSE (R) is  hereby  added to the end of
SECTION 11.1 immediately succeeding CLAUSE (Q) of SECTION 11.1, which CLAUSE (R) shall read in its entirety as follows:

               "(r) If the Borrower shall not have delivered to the Agent, on or before April 16, 1997, the restated, audited financial statements of the Borrower and its consolidated Subsidiaries as of and for the period ended December 31, 1996, which financial statements (i) shall have been audited by Ernst & Young LLP and shall be accompanied by an audit opinion of such accountants in form and substance essentially identical to the draft audit opinion previously delivered to the Agent in accordance with SECTION 4.1(B) of the First Amendment, and (ii) shall be essentially identical in form and substance to the draft of such financial statements previously delivered to the Agent in accordance with SECTION 4.1(B) of the First Amendment.".

     Section 2.24 CERTAIN REMEDIES  UPON  THE  OCCURRENCE OF AN
EVENT  OF  DEFAULT.   The  proviso  at the end of SECTION  11.2
(immediately following CLAUSE (E) of SECTION 11.2) is hereby amended and restated to read in its entirety as follows:

"PROVIDED, HOWEVER, that upon (i) the occurrence of an Event of Default under SECTION 11.1(E) or SECTION 11.1(F), the Commitments of all of the Lenders (including, without limitation, the obligation of the Issuing Bank to issue Letters of Credit) shall immediately and automatically terminate, and the outstanding principal of and accrued and unpaid interest on the Loans and all other amounts payable by the Borrower under the Loan Documents shall thereupon become immediately and automatically due and payable, and (ii) upon and concurrently with the occurrence of an Event of Default under SECTION 11.1(M) or CLAUSE (II) of SECTION 11.1(N), the outstanding principal of and accrued and unpaid interest on the Loans and all other amounts payable by the Borrower under the Loan Documents shall thereupon become immediately and automatically due and payable, all (with respect to each of CLAUSE (I) and
(II) preceding) without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower; PROVIDED, FURTHER, HOWEVER, that the automatic acceleration of the Loans and such other amounts upon the occurrence of an Event of Default under SECTION 11.1(M) as referred to in CLAUSE (II) preceding shall not be deemed to have occurred if the Required Lenders expressly agree in writing, within thirty (30) days after any such occurrence, that such acceleration has not occurred."

     Section 2.25 EXPENSES.  CLAUSE (B) of  SECTION 13.1 of the
Credit   Agreement   is  hereby  amended  to  delete  the  word
"reasonable" both places when such word appears.

     Section  2.26  SUCCESSORS  AND  ASSIGNS.   CLAUSE  (I)  of
SECTION 13.7(B) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

"(i)except with respect to a Lender's assignment to any of its bank Affiliates or to another Lender, each of the Agent and the Issuing Bank and the Borrower has consented to such assignment, which consents shall not be unreasonably withheld,".

     Section 2.27 SCHEDULE 1.1(E). A new SCHEDULE 1.1(E) is hereby added to the Credit Agreement, which SCHEDULE 1.1(E) shall read as set forth as FIRST AMENDMENT SCHEDULE 1 to this Amendment.

     Section 2.28 SCHEDULE 9.10. A new SCHEDULE 9.10 is hereby added to the Credit Agreement, which SCHEDULE 9.10 shall read as set forth as FIRST AMENDMENT SCHEDULE 2 to this Amendment.

     Section 2.29 EXHIBIT B.  EXHIBIT B to the Credit Agreement
(the form of the Krukemeyer Subordinated Note) is hereby amended to add thereto the letter agreement as set forth as FIRST AMENDMENT EXHIBIT A to this Amendment.

     Section 2.30 EXHIBIT G. The form of Notice of Borrowing attached as a part of EXHIBIT G to the Credit Agreement is hereby amended and restated to read as set forth as FIRST
AMENDMENT EXHIBIT B to this Amendment.

                             ARTICLE 3

                    WAIVERS AND RELATED MATTERS

     Section 3.1 LIMITED WAIVERS AND AGREEMENTS AND CONDITIONS THERETO. The waivers and other agreements contained in this
ARTICLE 3 shall be limited strictly as written and shall not constitute a waiver of or other agreement with respect to, or any consent to noncompliance with, any term or provision of the Credit Agreement or any other Loan Document except as expressly set forth in this ARTICLE 3.

     Section  3.2  CERTAIN  FINANCIAL  COVENANTS.   Subject  to
SECTION 3.1 of this Amendment, the Required Lenders hereby waive the Borrower's non-compliance with the financial covenants set forth in SECTIONS 10.2, 10.3 and 10.4 of the Credit Agreement for the fiscal quarters (and only for the fiscal quarters) ended September 30, 1996 and December 31, 1996.

     Section 3.3 CERTAIN  PAST  DUE  INTEREST, ETC.  Subject to
SECTION 3.1 of this Amendment, the Required Lenders hereby waive (a) any noncompliance by the Borrower with SECTION 8.1(D) or 8.1(G) of the Credit Agreement and (b) any Default or Event of Default under SECTION 11.1(A), 11.1(B) or 11.1(C) of the Credit Agreement, in each case (i.e., as to each of CLAUSES (A) and (B) preceding) to the extent (but only to the extent) that such noncompliance or Default or Event of Default directly relates to the Borrower's failure, prior to April 14, 1997, to pay the accrued and unpaid interest on the Loans, the accrued and unpaid Commitment fees and the accrued and unpaid letter of credit fees required to be paid concurrently with this Amendment in accordance with SECTION 4.1(D) of this Amendment.

     SECTION 3.4. ADDITIONAL WAIVERS. Subject to SECTION 3.1 of this Amendment, the Required Lenders hereby waive each of the following Sections of the Credit Agreement, the Security Agreement or the Subsidiary Security Agreements, as applicable, DURING (BUT ONLY DURING) THE PERIOD APPLICABLE TO SUCH PARTICULAR WAIVER AS SPECIFIED BELOW (and, in the case of any breach of any representation or warranty as to which a waiver is provided as specified below, such waiver of the Required Lenders shall extend to any breach of any such representation or warranty made or deemed during such period in any notice or certificate delivered to the Agent or any Lender or in connection with any extension of credit):

          (a) (i) any breach by the Borrower of any representation or warranty under SECTION 6.2, 7.2, 7.4, 7.14, 7.17, 7.23 or (as to each of Paracelsus PHC Regional Hospital Medical Center, Inc., Paracelsus Senatobia Community Hospital, Inc. and CareServices of America, Inc. only) 7.26 of the Credit Agreement, (ii) any noncompliance by the Borrower with
SECTION 1.3, 5.1, 5.2, 8.1(A), 8.1(B), 8.1(C),  8.1(D), 8.1(E),
8.1(F),  8.1(G), 8.1(J), 8.7, 8.8 or (as to each of  Paracelsus
PHC Regional Hospital Medical Center, Inc., Paracelsus Senatobia Community Hospital, Inc. and CareServices of America, Inc. only) 8.12 of the Credit Agreement, and (iii) any Default or Event of Default under SECTION 11.1(A), 11.1(B), 11.1(C), 11.1(O) or 11.1(Q) of the Credit Agreement resulting from any such breach or noncompliance referred to in CLAUSE (I) or (II) preceding or (as to SECTION 11.1(O) and 11.1(Q) only) otherwise resulting or existing, in each case (i.e., as to each of CLAUSES (I), (II) and (III) preceding) to the extent (but only to the extent) that such breach or noncompliance or Default or Event of Default (A) occurred prior to April 14, 1997, and
(B) related directly to the Restatement of Financials (including, without limitation, the matters relating thereto disclosed under the heading "Restatement" of Item 7 and Note 2
- "Restatement of Financial Statements" of Note 2 of the Notes to Consolidated Financial Statements in Item 8 of the draft of the Form 10-K dated April 14, 1997 heretofore furnished to the Agent and the Lenders and all changes in financial information from former projections, pro formas and financial statements reflected therein, all changes in the financial condition, business, operations, capitalization, liabilities or prospects of the Borrower and its Subsidiaries relating to any such changes in financial information from former projections, pro formas and financial statements reflected therein, and any failure of previous financial statements or pro formas and projections maintained, prepared, furnished or required to be furnished under the Credit Agreement to correspond to such Restatement of Financials);

          (b) (i) any breach by the Borrower of any representation or warranty under SECTION 6.2, 7.2, 7.14, 7.17, 7.22, 7.23 or (as to each of Paracelsus PHC Regional Hospital Medical Center, Inc., Paracelsus Senatobia Community Hospital, Inc. and CareServices of America, Inc. only) 7.26 of the Credit Agreement, (ii) any noncompliance by the Borrower with
SECTION 8.1(A), 8.1(B),  8.1(C),  8.1(D),  8.1(G), 8.1(J), 8.7,
8.8, 8.9 or (as to each of Paracelsus PHC Regional Hospital Medical Center, Inc., Paracelsus Senatobia Community Hospital, Inc. and CareServices of America, Inc. only) 8.12 of the Credit Agreement, and (iii) any Default or Event of Default under
SECTION 11.1(B), 11.1(C) or 11.1(Q) of the Credit Agreement resulting from any such breach or noncompliance referred to in CLAUSE (I) or (II) preceding or (as to SECTION 11.1(Q) only) otherwise resulting or existing, in each case (i.e., as to each of CLAUSES (I), (II) and (III) preceding) to the extent (but only to the extent) that such breach or noncompliance or

Default or Event of Default (A) occurred prior to April 14, 1997 (except as otherwise expressly stated in the proviso in this CLAUSE (B) below) and (B) related directly to the condition (financial or otherwise), business, operations, capitalization, liabilities or prospects of the Borrower and its Subsidiaries relating to the PHC Regional Hospital as disclosed under the headings (1) "PHC Regional Hospital" and "Operations - Salt Lake City, Utah" under Item 7, (2) Note 3 - "Impairment and Unusual Changes" of the Notes to Consolidated Financial Statements in Item 8, and (3) Note 6 - "Acquisitions and Dispositions" of the Notes to Consolidated Financial Statements in Item 8, in each case of the draft of the Form 10-K, dated April 14, 1997, heretofore furnished to the Agent and the Lenders; PROVIDED, HOWEVER, that the waiver contained in this CLAUSE (B) with respect to each of Paracelsus PHC Regional Hospital Medical Center, Inc., Paracelsus Senatobia Community Hospital, Inc. and CareServices of America, Inc. and relating to SECTIONS 7.26 and 8.12 (and only such Sections) of the Credit Agreement shall be a continuing waiver;

          (c) (i) any breach by the Borrower of any representation or warranty under SECTION 6.2, 7.2, 7.14, 7.17,
7.23 or (as to each of Paracelsus PHC Regional Hospital Medical Center, Inc., Paracelsus Senatobia Community Hospital, Inc. and CareServices of America, Inc. only) 7.26 of the Credit Agreement, (ii) any noncompliance by the Borrower with
SECTION 1.3, 5.1, 5.2,  8.1(A), 8.1(B), 8.1(C), 8.1(D), 8.1(E),
8.1(F), 8.1(G), 8.1(J), 8.7,  8.8  or (as to each of Paracelsus
PHC Regional Hospital Medical Center, Inc., Paracelsus Senatobia Community Hospital, Inc. and CareServices of America, Inc. only) 8.12 of the Credit Agreement, and (iii) any Default or Event of Default under SECTION 11.1(B), 11.1(C) or 11.1(Q) of the Credit Agreement resulting from any such breach or noncompliance referred to in CLAUSE (I) or (II) preceding or (as to SECTION 11.1(Q) only) otherwise resulting or existing, in each case (i.e., as to each of CLAUSES (I), (II) and (III) preceding) to the extent (but only to the extent) that such breach of noncompliance or Default or Event of Default (A) occurred prior to April 14, 1997 and related directly to the Pending Litigation or (B) exists or will exist now or hereafter and relates directly to (1) the Pending Litigation or (2) any other claims, causes of action or other proceedings that may reasonably be expected (as of April 14, 1997) to be hereafter asserted, pending or threatened, directly arising out of or relating to any of the 1996 Transactions and based in whole or part on the claims disclosed under Item 3, under the heading "Pending Litigation" under Item 7, and in Note 16 - "Commitments and Contingencies - Stockholders' Litigation" of the Notes to Consolidated Financial Statements in Item 8, in each case of the draft of the Form 10-K, dated April 14, 1997, heretofore furnished to the Agent and the Lenders, or based in whole or in part on the Restatement of Financials disclosed in such draft, or (3) any shareholder or other security holder claims, causes of action or other proceedings that may reasonably be expected (as of April 14, 1997) to be hereafter asserted, pending or threatened, directly arising out of or relating to any of the matters relating to the condition

(financial or otherwise), business, operations, capitalization, liabilities or prospects of the Borrower and its Subsidiaries relating to PHC Regional Hospital referred to in CLAUSE (B) above and as so disclosed in such draft of the Form 10-K, in each case (i.e., as to each of CLAUSES (A), (B) and (C) preceding) to the extent (but only to the extent) that such matters referred to in CLAUSES (A), (B) and (C) preceding are based upon facts or occurrences that existed or occurred on or before April 15, 1997;

          (d) (i) any breach by the Borrower of any representation or warranty under SECTION 6.2, 7.2, 7.14, 7.17 or 7.23 of the Credit Agreement, (ii) any noncompliance by the Borrower with SECTIONS 8.1(C), 8.1(D), 8.1(F), 8.1(G), 8.1(J),
8.7 or 8.8 of the Credit Agreement, and (iii) any Default or Event of Default under SECTION 11.1(B), 11.1(C) or 11.1(Q) of the Credit Agreement resulting from any such breach or noncompliance referred to in CLAUSE (I) or (II) preceding or (as to SECTION 11.1(Q) only) otherwise resulting or existing, in each case (i.e., as to each of CLAUSES (I), (II) and (III) preceding) to the extent (but only to the extent) that such breach or noncompliance or Default or Event of Default (A) occurred prior to April 14, 1997 and (B) directly related to any failure of the Borrower to comply with any Governmental Requirement relating to the reporting or disclosure requirements under federal or state securities laws and either relating to the 1996 Transactions or arising in connection with or relating in whole or in part to the facts forming the basis for the Pending Litigation or to the matters referred to in CLAUSES (A), (B) and (C) above;

          (e) (i) any breach by the Borrower of any representation or warranty under SECTION 6.2, 7.2, 7.14, 7.16 or 7.22 of the Credit Agreement, (ii) any noncompliance by the Borrower with SECTION 5.1, 8.1(C), 8.1(D), 8.1(G), 8.1(J) or
8.9 of the Credit Agreement, and (iii) any Default or Event of Default under SECTION 11.1(B), 11.1(C) or 11.1(Q) of the Credit Agreement resulting from any such breach or noncompliance referred to in CLAUSE (I) or (II) preceding or (as to SECTION 11.1(Q) only) otherwise resulting or existing, in each case (i.e., as to each of CLAUSES (I), (II) and (III) preceding) to the extent (but only to the extent) that such breach or noncompliance or Default or Event of Default (A) occurred prior to April 14, 1997 and (B) directly related to any of the following matters under the PHC Funding Sale Documents that have been cured or waived as of April 14, 1997: any default, event of default, Early Amortization Event, Exclusion Event or right of set off under (and as used or defined in) any of the PHC Funding Sale Documents;

          (f) (i) any breach by the Borrower of any representation or warranty under SECTION 6.2, 7.14 or 7.15 of the Credit Agreement, (ii) any noncompliance by the Borrower with SECTION 5.1, 5.2, 5.3, 8.1(C), 8.1(D), 8.1(G), 9.1, 9.4 or
9.11 of the Credit Agreement and (iii) any Default or Event of Default under SECTION 11.1(B), 11.1(C) or 11.1(O) of the Credit Agreement resulting from such breach or noncompliance referred to in CLAUSE (I) or (II) preceding or (as to SECTION 11.1(O)
only) otherwise resulting or existing, in each case (i.e., as to each of CLAUSES (I), (II) and (III) preceding) to the extent (but only to the extent) that such breach or compliance or Default or Event of Default (A) occurred or occurs on or before May 15, 1997 and (B) directly related or relates to the failure of the Borrower to disclose that certain of the following entities were Subsidiaries of the Borrower as of the Closing Date, the failure of the Borrower to grant or cause to be granted any Lien on the Capital Stock of any of the following entities, the failure by such entities to guarantee the Obligations pursuant to the Master Guaranty or the failure to deliver to the Agent certificates evidencing outstanding certificated Capital Stock of such entities, in each case to the extent required by the Loan Documents: Paracelsus Dickenson County Medical Center, Inc. of Virginia, PHC Utah, Inc., Three Rivers of Houston County, Inc., CliniCare of Utah, Inc. and Premier Care Group, Inc.;

          (g) (i) any breach by the Borrower of any representation or warranty under SECTION 6.2, 7.14 or 7.15 of the Credit Agreement, (ii) any noncompliance by the Borrower with SECTION 5.1, 5.2, 5.3, 8.1(C), 8.1(D), 8.1(G), 9.1, 9.4 or
9.11 of the Credit Agreement, and (iii) any Default or Event of Default under SECTION 11.1(B), 11.1(C) or 11.1(O) of the Credit Agreement resulting from any such breach or noncompliance referred to in CLAUSE (I) or (II) preceding or (as to SECTION 11.1(O) only) otherwise resulting or existing, in each case (i.e., as to each of CLAUSES (I), (II) and (III) preceding) to the extent (but only to the extent) that such breach or noncompliance or Default or Event of Default (A) occurred or occurs on or before June 15, 1997 and (B) directly related or relates to the failure of the Borrower to redesignate Excluded Subsidiaries after the Closing Date in accordance with the requirements (the "EXCLUDED SUBSIDIARY REQUIREMENTS") set forth in CLAUSE (A) of the definition of "Excluded Subsidiaries" (which redesignation is now required under this Amendment to occur by June 15, 1997) and any resulting failure of the Borrower to grant or cause to be granted any Lien on the Capital Stock of any entity no longer conforming to the Excluded Subsidiary Requirements, the failure by such entities no longer so conforming to guarantee the Obligations pursuant to the Master Guaranty or the failure to deliver to the Agent certificates evidencing outstanding certificated Capital Stock of such entities; and

          (h) (i) any breach by the Borrower or any Subsidiary Pledgor of the representation and warranty contained in the third sentence of SECTION 3.2 of the Security Agreement and the Subsidiary Security Agreements executed by the Borrower and the Subsidiary Pledgors, respectively, and (ii) any Default or Event of Default under SECTION 11.1(B) of the Credit Agreement resulting from such breach referred to in CLAUSE (I) preceding, in each case (i.e., as to each of CLAUSES (I) and (II) preceding) to the extent (but only to the extent) that such breach or Default or Event of Default (A) occurred prior to April 14, 1997, and (B) directly relates to any (if any) noncompliance with the PHC Funding Sale Documents if and to the extent that such PHC Funding Sale Documents restrict the ability of the Borrower and the Subsidiary Pledgors to pledge Capital Stock of the Subsidiaries which is required to be pledged in accordance with the Credit Agreement, which noncompliance has been waived on or before April 14, 1997;

PROVIDED, HOWEVER, that, notwithstanding anything to the contrary contained in this SECTION 3.4 preceding, nothing contained in this SECTION 3.4 is intended to or does waive any breach or noncompliance or Default or Event of Default of or with respect to (1) any Section of the Credit Agreement or any other Loan Document except as is expressly stated in this
SECTION 3.4, (2) without limiting the generality of the foregoing, any representation or warranty in SECTION 7.2(A) (except to the extent that the last sentence thereof refers to any material adverse change waived under CLAUSE (B) of this
SECTION 3.4), 7.2(B) or 7.2(O) as such Sections are amended by this Amendment or any covenant referred to in SECTION 10.1, 10.2, 10.3, 10.4 or 10.5 of the Credit Agreement or (3) without limiting the generality of the foregoing, any Event of Default referred to in SECTIONS 11.1(D), 11.1(E), 11.1(F), 11.1(G),
11.1(H), 11.1(I),  11.1(J), 11.1(K), 11.1(L), 11.1(M), 11.1(N),
11.1(P) or 11.1(R) of the Credit Agreement.

As used in this SECTION 3.4, the following terms shall have the following meanings:

     "FORM 10-K" means the Borrower's Annual Report on Form 10-
K filed with the Securities  and  Exchange  Commission on April
15, 1997 for the fiscal year ended December 31, 1996.

     "PENDING LITIGATION" means the shareholder and other security holder litigation described under Item 3 of the draft of the Form 10-K dated April 14, 1997, heretofore furnished to the Agent and the Lenders.

     "RESTATEMENT OF FINANCIALS" means the Borrower's restatement of the financial statements of the Borrower and its Subsidiaries for each of the following: (a) the consolidated statements of operations and cash flows for (i) each of the fiscal years ended December 31, 1992, December 31, 1993, December 31, 1994 and December 31, 1995, and (ii) for each of the fiscal quarters in the fiscal years ended December 31, 1992, December 31, 1993, December 31, 1994 and December 31, 1995, and (iii) for each of the fiscal quarters in the nine months ended September 30, 1996; and (b) the consolidated balance sheets (i) as of each of December 31, 1992, December 31, 1993, December 31, 1994 and December 31, 1995, and (ii) as of each of March 31, June 30 and September 30 in each of the fiscal years December 31, 1992, December 31, 1993, December 31, 1994, December 31, 1995 and December 31, 1996.

     "1996 TRANSACTIONS" means all transactions and the sale and issuance of stock, notes or securities in connection with the Merger, including without limitation (i) the Merger, (ii) the Related Transactions as defined in the Credit Agreement, together with the execution and delivery of the documents and instruments in connection therewith, and (iii) the issuance and funding of the Common Stock of the Borrower on August 16, 1996 and the execution and delivery of the documents and instruments in connection therewith.

                             ARTICLE 4

                       CONDITIONS PRECEDENT

     Section 4.1 The effectiveness of this Amendment, including, without limitation, the waivers and other agreements contained in ARTICLE 3 hereof, is conditioned upon satisfaction of each of the following conditions precedent, each of which must have occurred or have been complied with to the reasonable satisfaction of the Agent:

          (a) the amendment and waiver fee required to be paid in accordance with SECTION 5.2 of this Amendment shall have been paid in full to the Agent;

          (b) the Borrower shall have delivered to the Agent (which is contemplated to occur substantially simultaneously with the delivery of this Amendment) a draft (current as of the date of delivery of this Amendment) of the restated, audited financial statements of the Borrower and its consolidated Subsidiaries as of and for the period ended December 31, 1996, and a draft of the audit opinion of Ernst & Young LLP to be delivered in connection therewith, which draft financial statements shall not differ materially (within the meaning of GAAP) from the draft of such audited financial statements dated April 14, 1997, previously delivered to the Agent and the Lenders, and which draft opinion shall be acceptable to the Agent in form and substance;

          (c) the letter agreement in the form set forth as FIRST AMENDMENT EXHIBIT A to this Amendment shall have been executed by the holder of the Krukemeyer Subordinated Note and the Borrower, and the Borrower shall have delivered a fully executed counterpart of such letter agreement to the Agent;

          (d)  (i)   all  interest  accrued  on  the  Loans  in
accordance  with  SECTION   2.4(A)  of  the  Credit  Agreement,
(ii) all Commitments Fees accrued with respect to the Commitments in accordance with SECTION 2.11(A) of the Credit Agreement and (iii) all letter of credit fees payable in accordance with SECTION 2.14(C) of the Credit Agreement, in each case for the period from August 16, 1996, through April 13, 1997, which (in accordance with the Credit Agreement as in effect prior to this Amendment) were (based upon the restated financial statements of the Borrower) payable by the Borrower at any time during such period but have not previously been paid by the Borrower shall have been paid by the Borrower to the Agent, for the account of the Lenders, in accordance with the Credit Agreement; and the Borrower agrees that the amounts referred to in CLAUSES (I), (II) and (III) immediately preceding are $295,878.82, $193,603.48 and $25,258.63, respectively;

          (e) no Default or Event of Default shall exist as of April 14, 1997, immediately after giving effect to this Amendment;

          (f) each of the Subsidiary Guarantors and Subsidiary Pledgors shall have consented to this Amendment and ratified and confirmed all of its indebtedness, liabilities and obligations under, and all of its Liens granted pursuant to or evidenced by, each of the Security Documents and other Loan Documents to which it is a party pursuant to agreements satisfactory in form and substance to the Agent, the Documentation Agent and the Managing Agent;

          (g) the Borrower shall have delivered to the Agent a true, correct and complete copy of the Articles of Incorporation of the Borrower as certified by the Secretary of State of California and the Bylaws of the Borrower as certified by the Secretary of the Borrower;

          (h) the Agent shall have received legal opinions, addressed to the Agent, the Documentation Agent, the Managing Agent, the Co-Agents and the Lenders, rendered by the General Counsel of the Borrower and Mayor, Day, Caldwell & Keeton, L.L.P. in form and substance satisfactory to the Agent;

          (i) the Borrower shall have delivered the Pro Formas and the Projections to the Agent;

          (j) this Amendment and the other Loan Documents executed in connection herewith shall be valid and enforceable (except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principles of equity) with respect to and against, respectively, the Borrower and its Subsidiaries who are parties thereto; and

          (k) each of SCHEDULES 9.5 and 9.12 referred to in SECTIONS 2.13 and 2.15, respectively, of this Amendment shall have been delivered to the Lenders and shall have been agreed to in writing by the Borrower and the Agent (and the Required Lenders by virtue of their execution of this Amendment).

                             ARTICLE 5

                           MISCELLANEOUS

     Section 5.1 REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Agent, the Documentation
Agent, the Managing Agent, the Co-Agents and the Lenders as follows:

          (a) no Default or Event of Default will exist immediately after giving effect to this Amendment;

          (b)  all representations and warranties  contained in

ARTICLE 7 of the Agreement (as amended by this Amendment) are true and correct in all material respects as of April 14, 1997, as if such representations and warranties had been made on and as of April 14, 1997 (except to the extent that such representations and warranties are expressly made only as of a specific date or dates);

          (c) to the knowledge of the Borrower, as of April 14, 1997, and after giving effect to this Amendment and the waiver with respect to the Krukemeyer Subordinated Note as referred to in this Amendment, no "Default" or "Event of Default", as such terms are defined in the New Indenture and the Krukemeyer Subordinated Note, has occurred or is continuing and no other event or circumstance has occurred or is continuing which, with the giving of notice or the lapse of time or both, would require or permit the acceleration of the maturity of any Subordinated Debt or the prepayment or redemption of any Subordinated Debt prior to August 15, 2006, PROVIDED, HOWEVER, that the New Subordinated Debt is subject to redemption on or after August 15, 2001 in accordance with Article Eleven of the New Indenture;

          (d) as of April 14, 1997, no payments have been made on or with respect to any Subordinated Debt except for regularly scheduled payments of interest accrued thereon in accordance with the terms thereof;

          (e) as of April 14, 1997, the only Subsidiaries of the Borrower are (i) those specified on SCHEDULE 7.15 to the Credit Agreement and (ii) the following Subsidiaries:
Paracelsus Dickenson County Medical Center, Inc. of Virginia, PHC Utah, Inc., Three Rivers of Houston County, Inc., CliniCare of Utah, Inc. and Premier Care Group, Inc.; and

          (f) as of April 14, 1997, (i) to the Borrower's knowledge after due inquiry (including, without limitation, inquiry with Sheffield Receivables Corporation and Bankers Trust Company) and after giving effect to any and all waivers which have been granted, no event or circumstance has occurred or exists and is continuing which, with the giving of notice or the passage of time, or both, would constitute a default (no matter how used or defined), an event of default (no matter how used or defined), an Early Amortization Event or an Exclusion Event under that certain Pooling Agreement among PFC Funding Corp., Sheffield Receivables Corporation and Bankers Trust
Company, as Trustee, dated as of April 16, 1993, which established the PFC Funding Corp. II Healthcare Receivables Trust securitization program (the "SECURITIZATION PROGRAM") evidenced by the PHC Funding Sale Documents; and (ii) the Borrower has not received any demand for, or other notice involving, the payment of any amount under that certain Guarantee executed by the Borrower in favor of PFC Funding Corp. dated as of April 16, 1993.

     Section 5.2 AMENDMENT AND WAIVER FEE. The Borrower shall, concurrently with the execution of this Amendment by the Required Lenders, pay to the Agent an amendment and waiver fee in the amount of $500,000, which fee shall be promptly paid by the Agent to those Lenders who execute this Amendment on or before April 15, 1997 and shall be allocated to such Lenders pro rata based upon their Commitments.

     Section 5.3 RATIFICATION AND CONFIRMATION OF LIENS. The Borrower hereby ratifies and confirms all of its indebtedness, liabilities and obligations under, and all of its Liens granted pursuant to or evidenced by, each of the Security Documents and other Loan Documents to which it is a party.

     Section 5.4 COSTS. The Borrower shall pay all reasonable fees, costs and expenses incurred by the Agent and the Documentation Agent in connection with the negotiation, preparation, execution and consummation of this Amendment and the other Loan Documents and transactions contemplated hereby, including without limitation the reasonable fees and expenses of counsel to the Agent and the Documentation Agent.

     Section   5.5   HEADINGS.    The  headings,  captions  and
arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 5.6 EFFECT OF THIS AMENDMENT. The Credit Agreement, as amended by this Amendment, shall remain in full force and effect except that any reference therein, or in any other Loan Document, to the Credit Agreement shall be deemed to mean and refer to the Credit Agreement as amended by this Amendment.

     Section 5.7 COUNTERPARTS. This Amendment may be executed in one or more counterparts, by means of facsimile or otherwise, each of which shall be deemed an original, but all of which together shall constitute one and the same Amendment.

     SECTION  5.8  GOVERNING  LAW.   THIS  AMENDMENT  SHALL  BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE  WITH, THE LAWS OF THE
STATE OF TEXAS (WITHOUT REGARD TO CONFLICTS  OF LAW PRINCIPLES)
AND APPLICABLE LAWS OF THE UNITED STATES.

     SECTION 5.9 NO ORAL AGREEMENTS. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENT THE ENTIRE AGREEMENT BETWEEN AND AMONG THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

     IN WITNESS WHEREOF, the undersigned parties hereto have duly executed this Amendment effective as of the dates first above written.

                              THE BORROWER:

                              PARACELSUS HEALTHCARE CORPORATION

                              By:

                              Name:

                              Title:

                              THE AGENTS AND THE LENDERS:

                         BANK  OF  AMERICA  NATIONAL  TRUST AND
                             SAVINGS ASSOCIATION, as Agent


                              By:

                              Name:

                              Title:


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 1


                         BANK  OF  AMERICA  NATIONAL  TRUST AND
                     SAVINGS ASSOCIATION, as a Lender and as Issuing Bank


                              By:

                              Name:

                              Title:



                              By:

                              Name:

                              Title:


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 2


                              BANQUE  PARIBAS, as Documentation Agent
                                  and as a Lender

                              By:

                              Name:

                              Title:



                              By:

                              Name:

                              Title:


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 3


                              NATIONSBANK  OF  TEXAS,  N.A., as Managing
                                 Agent and as a Lender


                              By:

                              Name:

                              Title:


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 4


                              AMSOUTH OF ALABAMA



                              By:

                              Name:

                              Title:


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 5


                              BANK OF NEW YORK



                              By:

                              Name:

                              Title:


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 6


                              THE BANK OF NOVA SCOTIA



                              By:

                              Name:

                              Title:


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 7


                              CREDIT LYONNAIS NEW YORK BRANCH,
                             as Co-Agent and as a Lender



                              By:

                              Name:

                              Title:


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 8


                              CORESTATES BANK, N.A.



                              By:

                              Name:

                              Title:


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 9


                              FUJI BANK LIMITED



                              By:

                              Name:

                              Title:


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 10


                              FLEET NATIONAL BANK



                              By:

                              Name:

                              Title:


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 11


                              KEY BANK OF UTAH



                              By:

                              Name:

                              Title:


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 12


                              THE LONG-TERM CREDIT
                             BANK OF JAPAN, LTD.



                              By:

                              Name:

                              Title:


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 13


                              MELLON BANK, N.A.



                              By:

                              Name:

                              Title:


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 14


                              PNC BANK, N.A.



                              By:

                              Name:

                              Title:


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 15


                         TORONTO-DOMINION (TEXAS), INCORPORATED,
                             as Co-Agent and as a Lender



                         By:

                         Name:

                         Title:


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 16


                              UNION BANK OF CALIFORNIA, N.A.



                              By:

                              Name:

                              Title:



FIRST AMENDMENT TO CREDIT AGREEMENT - Page 17